Exhibit 10.42

88 Old Danbury Road
Suite 2A
Wilton, CT 06897
(203) 762-2499
Fax: (203) 761-0839
http://www.startech.net

February 19, 2009

To:      Mr. Peter J. Scanlon, V.P., and CFO, Startech Environmental Corporation

From:  Mr. Joseph F. Longo, President & CEO, Startech Environmental Corporation

Subject: Peter J. Scanlon, Retention Agreement, Dated November 20, 2008

With the concurrence and approval of the Startech Environmental Corporation Compensation committee, Item 4 (a) of the Retention Agreement made by and between Startech Environmental Corporation, successors and assigns and  Peter Scanlon, 986 Ocean Ave., West Haven, CT, 06516, dated November 20, 2008 and effective January 1, 2009 is amended, and will read as follows:

Item 4 (a)

“To provide Mr. Scanlon on a non-taxable basis with medical insurance and  life insurance that is provided to Mr. Scanlon as of the date of this Retention Agreement for the following: (i) Mr. Scanlon for five (5) years beginning May 1, 2009 (up to and including April 30, 2014), and (ii) Mr. Scanlon’s spouse, Kathleen Scanlon, for eight (8) years beginning May 1, 2009 (up to and including June 30, 2017) (collectively, benefits for both Mr. and Mrs. Scanlon are referred to herein as “Retention Benefits”);….”

- The remaining wording of Item 4(a) will remain “as is” with no changes.

___________________________                                                                                                           ____________________________
Joseph F. Longo, President & CEO                                                                                                             Peter J. Scanlon, V.P. & CFO
Startech Environmental Corporation                                                                                                           Startech Environmental Corporation

c:  Mr. Joseph A. Equale, Startech Board of Directors
     Mr. John J. Fitzpatrick, Startech Board of Directors
     Mr. Chase P. Withrow III, Startech Board of Directors
     Mr. Scott Rosenblum, Kramer, Levin, Naftalis & Frankel LLP